UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2018

Andeavor Logistics LP

(Exact name of registrant as specified in its charter)

Delaware	001-35143	27-4151603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 5, 2018, Andeavor Logistics LP (the “Partnership”) entered into (i) Amendment No. 1 to Third Amended and Restated Credit Agreement (the “Revolver Amendment”), among the Partnership, as borrower, certain subsidiaries of the Partnership party thereto, as guarantors, the lenders party thereto, and Bank of America, N.A., as administrative agent, which amends the Partnership’s existing Third Amended and Restated Credit Agreement, dated as of January 29, 2016 (the “Revolving Credit Agreement”), and (ii) Amendment No. 1 to the Credit Agreement (together with the Revolver Amendment, the “Amendments”), among the Partnership, as borrower, certain subsidiaries of the Partnership party thereto, as guarantors, the lenders party thereto, and Bank of America, N.A., as administrative agent, which amends the Partnership’s existing Credit Agreement, dated as of January 29, 2016 (together with the Revolving Credit Agreement, the “Credit Agreements”).

The Amendments amended the Credit Agreements to, among other things, (i) increase the aggregate commitments under the Revolving Credit Agreement from $600 million to $1.1 billion, (ii) add certain financial institutions as additional lenders under the Revolving Credit Agreement and (iii) make certain changes to the Credit Agreements to permit the incurrence of an additional $500 million of incremental loans under the Credit Agreements (to be shared between the Credit Agreements) subject to the satisfaction of certain conditions.

Other than as amended by the Amendments, the terms of the Credit Agreements remain substantially the same.

The foregoing descriptions of the Amendments are not complete and are qualified in their entirety by reference to the Amendments, copies of which are filed as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The description under Item 1.01 is incorporated in this Item 2.03 by reference.

Section 9.01 — Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Amendment No. 1 to Third Amended and Restated Credit Agreement, dated as of January 5, 2018, among Andeavor Logistics LP, certain subsidiaries of Andeavor Logistics LP party thereto, the lenders party thereto, and Bank of America, N.A.

10.2	Amendment No. 1 to Credit Agreement, dated as of January 5, 2018, among Andeavor Logistics LP, certain subsidiaries of Andeavor Logistics LP party thereto, the lenders party thereto, and Bank of America, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2018

ANDEAVOR LOGISTICS LP
By:	Tesoro Logistics GP, LLC
Its general partner

By:	/s/ Blane W. Peery
Name: Blane W. Peery
Title: Vice President and Controller